UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report June 9, 2003

                           Commission File No. 0-28168

                        Strategic Capital Resources, Inc.
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             (Exact name of Registrant as specified in its charter)

           Delaware                                      11-3289981
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(State or other jurisdiction of              IRS Employer Identification Number)
incorporation or organization)

             7900 Glades Road, Suite 610, Boca Raton, Florida 33434
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                     (Address of principal executive office)

                                 (561) 558-0165
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events

         On June 9, 2003, Strategic Capital Resources, Inc. issued a press release reporting its financial results for the third quarter ended March 31, 2003. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  Exhibit 99.1 Earnings Press Release - third quarter ended March 31, 2003.

ITEM 9.  Regulation FD Disclosure

         The information contained in this Item 9 is being furnished pursuant to
Item 12. "Results of Operations and Financial Condition" in accordance with SEC Release 33-8216; 34-47583; IC-25983; March 27, 2003. The information in this

Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The Information in this Current Report shall not be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act. On June 9, 2003, the Company issued a press release announcing its financial results for the third quarter ended March 31, 2003. A copy of the Earnings Press Release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STRATEGIC CAPITAL RESOURCES, INC.



                                       By: /s/ DAVID MILLER
                                           -------------------------------------
                                           Name:  David Miller
                                           Title: Chairman and CEO



                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Earning Press Release - third quarter ended March 31, 2003